THE CONNECTICUT NATURAL GAS CORPORATION
                              OFFICERS RETIREMENT PLAN
                                   TRUST AGREEMENT

        THIS AGREEMENT made this 9th day of January, 1989 by and between THE

     CONNECTICUT NATURAL GAS CORPORATION (hereinafter called the "Company"),

   with a principal place of business in Hartford, Connecticut, and THE

   CONNECTICUT BANK AND TRUST COMPANY, N.A., a banking corporation organized and existing under the laws of the State of Connecticut (hereinafter called the "Trustee"),

                               W I T N E S S E T H :

        WHEREAS, pursuant to the terms of The Connecticut Natural Gas

   Corporation Officers Retirement Plan (hereinafter called the "Plan"), the

   Company has incurred and expects to continue to incur certain unfunded income liability to or with respect to certain key management employees;

   and

        WHEREAS, the Company desires to provide additional assurance to such key employees that their unfunded benefits under the Plan will in the future be met or substantially met by application of the procedures set forth herein; and

        WHEREAS, the Company wishes to establish a separate trust agreement,

   The Connecticut Natural Gas Corporation Officers Retirement Plan Trust

   Agreement (hereinafter referred to as the "Trust") and to transfer to the

   Trust assets which shall be held therein subject to the claims of the

   Company's general creditors until paid in such manner as is provided under the Plan; and

        WHEREAS, it is the intention of the Company in its discretion to make contributions to the Trust to be used by the Trustee in satisfaction of the liabilities of the Company with respect to the participants in the Plan;

        NOW, THEREFORE, in consideration of these premises and mutual and independent promises herein, the parties hereto covenant and agree as follows:



                                      ARTICLE I
                                      ---------

        1.1  The Company hereby establishes with the Trustee a Trust consisting of such sums of money and other property as shall from time to time be paid or delivered to the Trustee and the earnings and profits thereon.  All such assets, all investments made therewith and proceeds thereof, less the payments or other distributions which at the time of reference shall have been made by the Trustee as authorized herein, are referred to herein as the "Fund" and shall be held by the Trustee, in trust, in accordance with the provisions of this Agreement.  The Trust is intended to be a grantor trust within the meaning of Section 671 of the

   Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.

        1.2  The Trustee shall hold, manage, invest and otherwise administer the Fund pursuant to the terms of this Agreement. The Trustee shall be responsible only for contributions actually received by it hereunder. The amount of each contribution by the Company to the Fund shall be determined in the sole discretion of the Company and the Trustee shall have no duty or responsibility with respect thereto.

        1.3  The Fund shall be revalued by the Trustee at least annually as of the last business day of each calendar year at current market values.

                                     ARTICLE II
                                     ----------

        2.1  If at any time while the Trust is still in existence the Company becomes insolvent (as herein defined), the Trustee shall hold for the benefit of the Company's general creditors all cash and other assets then held in the Fund, after deduction of the Trustee's fees and expenses and any other expenses of the Trust, including taxes accrued and unpaid at the time.  The Company shall be considered to be insolvent if it is unable to pay its debts as they mature or if there is instituted any proceeding under the Bankruptcy Act of the United States or the bankruptcy laws of any state, regardless of whether such proceeding was initiated by the Company,

   its creditors or any third party.  It is expressly understood by the parties hereto that this Article II is intended to subject any and all property held by the Trustee under this Trust to the claims of general creditors of the Company in the event the Company is considered to be insolvent.


        Subject to the foregoing and regardless of whether the Company is solvent, the trust property shall at all times remain subject to the claims of general creditors of the Company.

        The Board of Directors of the Company and the Chief Executive Officer

   of the Company shall each have the duty to promptly inform the Trustee in writing of the Company's insolvency.  When so informed, or when notified by a Court of competent jurisdiction of the Company's insolvency, the Trustee shall suspend all payments to all participants and beneficiaries and shall hold all cash and the assets then held in the Fund for the benefit of the

   Company's general creditors.  Upon written notification by the Board of

   Directors or the Chief Executive of the Company or by a Court of competent jurisdiction that the Company is not insolvent, the Trustee shall resume payments, including suspended payments, to the participants and beneficiaries.

        If the Trustee receives a written allegation from a third party of the

   Company's insolvency, the Trustee shall suspend all payments to participants and beneficiaries, shall hold for the benefit of the Company's general creditors all cash and the assets then held in the Fund, and shall determine within thirty (30) days whether the Company is insolvent.  If the

   Trustee determines that the Company is not insolvent, it shall resume payments, including suspended benefits, to the participants and beneficiaries.

        In the case of the Trustee's actual knowledge of or determination of the Company's insolvency, it shall deliver the trust property to satisfy the claims of the Company's general creditors. Upon written notification by the Board of Directors, the Chief Executive of the Company or upon the actual knowledge of the Trustee that the Company is not insolvent, the

   Trustee shall resume payments, including suspended payments, to the participants and beneficiaries.

        Nothing in this Agreement shall in any way diminish any rights of a participant or beneficiary to pursue rights as a general creditor of the

   Company with respect to benefits payable under the Plan.

        2.2  The Company represents and agrees that the Trust established hereunder does not fund and is not intended to fund the Plan or any other employee benefit plan or other program of the Company.  The Trust is and is intended to be a depository arrange  arrangement with the Trustee for the setting  aside of money as and when the Company so determines in its sole discretion for meeting part or all of its future deferred compensation obligations under the Plan.  Contributions by the Company to the Fund shall be in amounts of money determined solely by the Company.  The purpose of the Trust is to provide a fund from which deferred compensation may be payable under the Plan and as to which the participants and beneficiaries may, by exercising the procedures set forth herein, have access to some or all of their benefits as such become due without having the payment of such benefits subject to the administrative control of the Company unless the

   Company becomes insolvent. The Company further represents that the Plan is a deferred compensation plan for a select group of management or highly compensated employees of the Company and as such is exempt from the application of the Employee Retirement Income Security Act of 1974

   ("ERISA"), except for the disclosure requirements applicable to such plans.

   The Company further represents that the Plan is not qualified under Section

   401 of the Code and therefore is not subject to any of the Code requirements applicable to tax qualified plans.



                                     ARTICLE III
                                     -----------

        3.1  Except for the records dealing solely with the Fund and its investment which shall be maintained by the Trustee, the Company shall maintain all the participant records contemplated by the Plan.  All such records shall be made available promptly on request to the Trustee.  The

   Company shall also perform such other duties and responsibilities as the

   Company determines are necessary or advisable to achieve the objectives of this Agreement.

        3.2  The Company shall prepare a certification to the Trustee that the participant's benefits under the Plan have become payable.  Such certification shall include the amount of such benefits, the manner of payment, and the name, address and Social Security number of the recipient.

   Upon the receipt of such certified statement and appropriate federal tax withholding information, the Trustee shall commence distributions from the

   Fund, as of the first day of the month following termination of employment by the participant, in accordance therewith to the person or persons so indicated and to the Company with respect to taxes required to be withheld.

   The Company shall have full responsibility for the payment of all withholding taxes to the appropriate taxing authority and shall furnish each participant or beneficiary with the appropriate tax information form evidencing such payment and the amount thereof.

        3.3  No further benefits shall be payable from the Fund with respect to any participant or beneficiary at any time when the Fund has been exhausted; provided, however, that no such reduction shall eliminate the

   Company's remaining liability, if any, under the Plan with respect to the participants and their beneficiaries.

        3.4  Nothing provided in this Agreement shall relieve the Company of its liabilities to pay the benefits provided under the Plan except to the extent such liabilities are met by application of Fund assets.  It is the intent of the Company to have the Fund established hereunder satisfy in whole or in part the Company's legal liability under the Plan in respect of the eligible part I participants and beneficiaries.  The Company therefore agrees that all income deductions and credits under the Agreement belong to it as owner for income tax purposes and will be included in the Company's income tax returns.


                                     ARTICLE IV
                                     ----------

        4.1  The Company shall provide the Trustee with a certified copy of the Plan and all amendments thereto and of the resolutions of the Board of

   Directors of the Company approving the Plan and all amendments thereto.

   After the execution of this Agreement, the Company shall promptly file with the Trustee a certified list of the names and specimen signatures of the officers of the Company authorized to act for it.  The Company shall promptly notify the Trustee and the Trustee's agent of the addition or deletion of any person's name to or from such list.  Until receipt by the

   Trustee of notice that any person is no longer authorized so to act, the

   Trustee may continue to rely on the authority of such person.  All certifications, notices and directions by any such person or persons to the

   Trustee shall be in writing signed by such person or persons.  The Trustee may rely on any certification, notice or direction of the Company that the

   Trustee believes to have been signed by a duly authorized officer or agent of the Company.  The Company shall be responsible for keeping accurate books and records with respect to the participants and their rights and interests in the Trust and under the Plan.

        4.2  The Company shall make its contributions to the Trust in accordance with appropriate corporate action.

        4.3  The Company shall indemnify and hold harmless the Trustee for any liability or expenses including without limitation reasonable attorneys'

   fees incurred by the Trustee with respect to holding, managing, investing or otherwise administering the Fund other than by its negligence or willful misconduct.



                                      ARTICLE V
                                      ---------

        5.1  The Trustee shall not be liable in discharging its duties hereunder, including without limitation its duty to invest and reinvest the

   Fund if it acts in good faith and in accordance with the terms of the Trust and any applicable federal or state laws, rules or regulations.

        5.2  Subject to investment guidelines agreed to in writing from time to time by the Company and the Trustee, the Trustee shall have the power in investing and reinvesting the Fund in its sole discretion:

             (a) to retain assets transferred hereunder, and invest and reinvest in any property, real, personal or mixed, wherever situated and whether or not productive of income or consisting of wasting assets,

   including without limitation common and preferred stocks, bonds, notes,

   debentures, leaseholds, mortgages, certificates of deposit or demand or time deposits (including any such deposits with the Trustee), shares of investment companies and mutual funds, interests in partnerships and trusts, insurance policies and annuity contracts, and oil, mineral or gas properties, royalties, interests or rights, without being limited to the classes of property in which trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Fund. In no event shall any participant or beneficiary under the Plan be the legal owner of any part of the Fund;

             (b) to invest and reinvest all or any portion of the Fund

   collectively through the medium of any common, collective or commingled trust fund that may be established and maintained by the Trustee, the instrument or instruments establishing such trust fund or funds as amended being made a part of this Agreement so long as any portion of the Fund shall be invested through the medium thereof;

             (c) to sell or exchange any property held by it at public or private sale for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property, and to enter into any covenant or agreement to purchase any property in the future;

             (d) to participate in any plan of reorganization, consolidation,

   merger, combination, liquidation or other similar plan relating to property held by it and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any person;

             (e) to deposit any property held by it with any protective reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such property so deposited;


             (f) to extend the time of payment of any obligation held by it;

             (g) to hold uninvested any moneys received by it without

   liability for any interest thereon until such moneys shall be invested,

   reinvested or disbursed;

             (h) to exercise all voting or other rights with respect to any property held by it and to grant proxies, discretionary or otherwise:

             (i) for the purposes of this Trust, to borrow money from others,

   to issue its promissory note or notes there for and to secure the payment thereof by pledging any property held by it;

             (j) to employ suitable agents and counsel, who may be counsel to the Company or the Trustee, and to pay their reasonable expenses and compensation from the Trust property to the extent not paid by the Company;

             (k) to cause any property held by it to be registered and held in the name of one or more nominees with or without the addition of words indicating that such securities are held in a fiduciary capacity and to hold securities in bearer form;

             (l) to settle, compromise or submit to arbitration any claims,

   debts or damages due or owing to or from the Trust respectively, to commence or defend suits or legal proceedings to protect any interest of the Trust, and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the

   Trustee shall not be required to take any such action unless it shall have been indemnified by the Company to its reasonable satisfaction against liability or expenses it might incur therefrom;

             (m) generally to do all acts, whether or not expressly

   authorized, that the Trustee may deem necessary or desirable for the protection of the Fund; and,

             (n) Notwithstanding the foregoing, in no event shall the Trustee invest in shares of the Company's stock.

             (o) Notwithstanding any language in this Agreement, the Trustee shall not have the power to start, to enter into or otherwise engage in any business enterprise, or to continue to operate as any business interest that becomes part of the Fund, if such activity constitutes "carrying on business" as referred to in Section 301.7701-2 of the IRS Procedures and

   Administration Regulations.

        5.3  No person dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

        5.4  The Trustee shall distribute moneys from the Fund in accordance with Article III hereof.  The Trustee may make any distribution required hereunder by mailing its check for the specified amount to the person to whom such payment is to be made at such address as may have been last furnished to the Trustee, or if no such address shall have been so furnished, to such person in care of the Company (or if so directed by the

   Company) by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.

        5.5  If at any time there is no person authorized to act under the

   Trust on behalf of the Company, the Board of Directors of the Company shall have the authority to act hereunder.



                                     ARTICLE VI
                                     ----------

        6.1  The Company shall pay any federal, state or local taxes on the

   Fund, or any part thereof and on the income therefrom.  The Company shall pay to the Trustee its reasonable expenses for the management and administration of the Trust property, including without limitation reasonable expenses of counsel and other agents employed by the Trustee and reasonable compensation for its services as Trustee hereunder, the amount of which shall be agreed upon from time to time by the Company and the

   Trustee in writing, provided, however, that if the Trustee forwards an amended fee schedule to the Company requesting its agreement thereto and the Company fails to object within thirty (30) days of its receipt, the amended fee schedule shall be deemed to be agreed upon by the Company and the Trustee.  Such expenses and compensation shall be a charge on the Fund until paid by the Company.


                                     ARTICLE VII
                                     -----------

        7.1  The Trustee shall keeps books of account of the administration of the Trust and shall show all its receipts and disbursements hereunder.  The books of account of the Trustee with respect to the Trust shall be open to inspection by the Company or its representatives at all reasonable times during normal business hours of the Trustee and may be audited not more frequently than once each fiscal year by an independent certified public accountant engaged by the Company.

             7.2  Within a reasonable time after the close of each fiscal year of the Company (or in the Trustee's discretion, at more frequent intervals), or after any termination of the duties of the Trustee hereunder, the Trustee shall prepare and deliver to the Company an account of its acts and transactions as Trustee during the fiscal year, a portion thereof, or during such period from the close of the last fiscal year to the terminating of the Trustee's duties respectively, including a statement of the then current value of the Fund.  Any such account shall be deemed accepted and approved by the Company and the Trustee shall be relieved and discharged if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the

   Company.  The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the

   Trustee not previously settled as herein provided, or for the determination of any question of construction or for instructions. In any such action or proceeding, it shall be necessary to join as parties only the Trustee and the Company (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.



                                   ARTICLE VIII
                                   ------------

        8.1  The Trustee may resign at any time by delivering written notice thereof to the Company, provided, however, that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date of delivery of such notice to the Company, or (ii) the appointment of a successor trustee.

        8.2  The Trustee may be removed at any time by the Company pursuant to a resolution of the Board of Directors of the Company upon delivery to the

   Trustee of a certified copy of such resolution and sixty (60) days written notice, unless such notice period is waived in whole or in part by the

   Trustee of (i) such removal, and (ii) the appointment of a successor trustee.

        8.3  Upon the resignation or removal of the Trustee, a successor trustee shall be appointed by the Company.  Such successor trustee shall be a bank or trust company established under the laws of the United States or a state within the United States.  Such appointment shall take effect upon delivery to the Trustee of (a) a written appointment of such successor trustee duly executed by the Company, and (b) a written acceptance by such successor trustee duly executed thereby.  Any successor trustee shall have all the rights, powers and duties granted to the Trustee hereunder.

        8.4  If within sixty (60) days of the delivery of the Trustee's written notice of resignation a successor trustee shall not have been appointed, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.

        8.5  Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its account, the Trustee shall transfer and deliver the Fund to such successor.  Under no circumstances shall the Trustee transfer or deliver the Fund to any successor which is not a bank or trust company as hereinabove defined.

                                     ARTICLE IX
                                     ----------

        9.1  The Trust shall not terminate until the date on which no participant or beneficiary shall be entitled to any benefits hereunder,

   unless sooner revoked in accordance with Section 11.7 hereof.  Upon termination of the Trust, any assets remaining in the Trust shall be paid to the Company.  Upon completing such distribution, the Trustee shall be relieved and discharged.  The powers of the Trustee shall continue as long as any part of the Fund remains in its Possession.

                                      ARTICLE X
                                     ----------

        10.1  This Agreement may be amended in whole or in part at any time and from time to time by a written instrument executed by the Company and the Trustee, except to make the Trust revocable after it has become irrevocable in accordance with Section 11.7 hereof, or to alter Section 9.1 hereof.  Notwithstanding the foregoing, no amendment shall be effective with respect to any participant (or if the participant is dead, his beneficiary) unless he (or his beneficiary, if the participant is dead) has consented thereto in writing.

                                     ARTICLE XI
                                     ----------

        ll.l  This Agreement shall be construed and interpreted under, and the

   Trust hereby created shall be governed by, the laws of the State of

   Connecticut insofar as such laws do not contravene any applicable federal laws, rules or regulations.

        11.2  Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

        11.3  No right or interest of any participant or beneficiary in the

   Plan or in the Fund shall be transferable or assignable or shall be subject to alienation, anticipation or encumbrance, and no right or interest of any participant in the Plan or his beneficiary in the Plan or in the Fund shall be subject to any garnishment, attachment or execution. A participant has only the Company's unsecured promise to pay benefits under the Plan and has the status of an unsecured general creditor.  No participant receives any right against or security interest in the Fund. Notwithstanding the foregoing, the Fund shall at all times remain subject to claims of general creditors of the Company as provided herein.

        11.4  This Agreement shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger,

   consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto.  In the event of any such merger,

   consolidation, reorganization, transfer of assets or similar transaction,

   the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee with the information specified in Section 4.1 of this Agreement.  In no event shall any such transaction described herein suspend, accelerate or delay the rights of Plan participants or the beneficiaries of deceased participants to receive benefits hereunder.

        11.5  This Agreement may be executed in any number of counterparts,

   each of which shall be deemed to be an original but all of which shall together constitute only one agreement.


        11.6  Communications to the Trustee shall be sent to the Trustee's principal office or to such other address as the Trustee may specify in writing.  No communication shall be binding upon the Trustee until it is received by the Trustee.  Communications to the Company shall be sent to the Company's principal office or to such other address as the Company may specify in writing.

        11.7  The Trust hereby established shall be revocable by the Company at any time until thirty (30) days following the issuance by the Internal

   Revenue Service of tax rulings requested by the Company in connection with the establishment of this Trust. Thereafter this Trust shall be irrevocable.  In the event of a revocation of this Trust by the Company in accordance with this Section 11.7, the Trustee shall transfer all assets in the Trust to the Company and any interests of participants and beneficiaries hereunder shall thereafter be void and non-existent.  Upon such payment by the Trustee to the Company, the duties and responsibilities of the Trustee hereunder shall be fully discharged.

                                     ARTICLE XII
                                     -----------

        12.1  Notwithstanding anything to the contrary elsewhere in the Trust contained with respect to each provision hereunder which shall require a resolution of a majority of the Board of Directors of the Company, such majority shall, for purposes of this Trust, be deemed at all times to mean a majority of the Board of Directors other than a Director covered under the Trust.

            IN WITNESS WHEREOF, the parties hereto have caused the trust to be duly executed and their respective corporate seals to hereto affixed this

   9th day of January, 1989.

   ATTEST:                       CONNECTICUT NATURAL GAS CORPORATION


   Mark W. Dudzik                By Frank H. Livingston
   --------------------------       --------------------------------
                                    Its Vice President Administration


   ATTEST:                       THE CONNECTICUT BANK AND TRUST
                                 COMPANY, N.A.

   Patricia Ulias                By Ronald T. Gaylord
   --------------------------       ---------------------------------
                                    Its Assistance Vice President

   STATE OF CONNECTICUT     :
                            :    ss.       January 9, 1989
   COUNTY OF HARTFORD       :


        Personally appeared F. H. Livingston, Vice President, of CONNECTICUT NATURAL GAS CORPORATION, signer and sealer of the foregoing instrument declared the same to be his free act and deed and the free act and deed of said corporation, before me.


                            Reggie Babcock
                            --------------------------------
                            Commissioner of the Superior

   STATE OF CONNECTICUT     :
                            :    ss.       December 30, 1988
   COUNTY OF HARTFORD       :

        Personally appeared Ronald T. Gaylord, Assistant Vice President of THE CONNECTICUT BANK AND TRUST COMPANY, N.A., signer and sealer of the foregoing instrument, and declared the same to be his free act and deed and the free act and deed of said bank, before me.

                            Claire C. Pare
                            ---------------------------------
                            Notary Public

                            My Commission Expires 3/31